SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): June 14, 2004
                                                          --------------





                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





           Maryland                    1-14788                   94-6181186
-----------------------------      ----------------         --------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)




                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------



                                       N/A
                                       ---
         (Former name or former address, if changed since last report):



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Item 5.  Other Events

        On June 14, 2004, Capital Trust, Inc. (the "Company") issued a press release announcing a proposed offering of approximately $276 aggregate principal amount of non-recourse collateralized debt obligations through two of its subsidiaries, Capital Trust RE CDO 2004-1 Ltd. and Capital Trust RE CDO 2004-1 Corp.

        In accordance with Rule 135C of the Securities Act of 1933, as amended, a copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1     Press Release, dated June 14, 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               CAPITAL TRUST, INC.


                               By: /s/ John R. Klopp
                                   -----------------
                                   Name:   John R. Klopp
                                   Title:  Chief Executive Officer




Date: June 14, 2004

                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

            99.1                Press Release, dated June 14, 2004.